                                                               File No. 811-4760

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [_]

Check the appropriate box:
[_]    Preliminary Proxy Statement
[_]    Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2)
[_]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[_]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               BT INVESTMENT FUNDS
                               -------------------
                (Name of Registrant as Specified in its Charter)

      (Name of Person(s) Filing Proxy Statement., if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[_]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)     Title of each class of securities to which transaction applies:
       2)     Aggregate number of securities to which transaction applies:
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       4)     Proposed maximum aggregate value of transaction:
       5)     Total fee paid:

[_]    Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)     Amount Previously Paid: __________________________________________
       2)     Form, Schedule or Registration Statement No.:_____________________
       3)     Filing Party: ____________________________________________________
       4)     Date Filed: ______________________________________________________

                             The SMALLCap Fund, Inc.
                                One South Street
                            Baltimore, Maryland 21202

Dear Fellow Stockholder:                                            May 20, 2002

We are writing to urge you to vote the enclosed WHITE proxy card FOR the reorganization proposal and FOR the re-election of Joseph Incandela and Robert Greeley. Please call us toll free at (866) 219-9663 if you need more information.

Your vote is critical no matter how many shares you own! Ralph Bradshaw's brother-in-law, Ron Olin, controls approximately 31% of the outstanding shares of your Fund. Messrs. Bradshaw and Olin are counting on the fact that you and other stockholders who hold a smaller number of shares will not take the time to vote your shares. They hope that you will not figure out why Mr. Bradshaw wants control of your Fund. Together, you and the other small stockholders must show Messrs. Bradshaw and Olin that you understand what they are trying to do to your Fund and how success for them would hurt your investment.

We strongly believe that Mr. Bradshaw wants to control your Fund so that he can appoint his advisory firm, Cornerstone Advisors, Inc., to serve as your Fund's investment adviser. Why is it so important that you vote to stop Ralph Bradshaw? Because we strongly believe that if Mr. Bradshaw is able to take control of your Fund, you will be saddled with:

..     Poorer performance: Based upon his track record, Mr. Bradshaw would change the Fund from a small cap fund to a general equity fund and appoint Cornerstone as its adviser. Since Cornerstone took over as adviser to the four funds, the performance of those funds has trailed the performance of your Fund by significant margins. Cornerstone has no experience managing a small cap equity fund. See the bar chart below.

..     Higher expenses ratios. The total expense ratios of each of the four
      Cornerstone advised funds as of the end of the most recent calendar year are significantly higher than your Fund's total expense ratio. See the opposite page for more information.

..     Larger discount to net asset value at which fund shares trade: The average discount of each of the four Cornerstone advised funds year-to-date has been two and three times larger than your Fund's average discount over the same periods. See the opposite page.

SMALLCap Fund for the same periods has been significantly better at a lower expense ratio and lower discount.

Performance Bar Chart

Performance of Cornerstone advised funds and your Fund for the same time periods.

Cornerstone          Cornerstone
Strategic            Strategic          Progressive
Return Fund          Value Fund         Return Fund          EIS Fund
(from 3/31/01)       (from 3/31/01)     (from 4/30/01)       (from 12/31/01)

-7.62%    1.34%      -8.49%    1.34%    -13.93%    -7.79%    -5.14%    -0.58%

..     Cumulative for Cornerstone Funds (from end of the month in which
      Cornerstone began managing the fund as shown in parentheses through 4/30/02)

..     Cumulative for The SmallCap Fund, Inc. (from dates shown in parentheses through 4/30/02)

Comparison of expense ratios and discounts of the Cornerstone advised funds to your Fund.

-------------------------------------------------------------------------------------------------------------
Name                      Date Cornerstone          Expense ratio as of    Average discount from net asset
                          began managing the             12/31/01          value at which Funds traded
                          Fund                                             (year-to-date)
                                                ------------------------
                                                     Net        Gross

-------------------------------------------------------------------------------------------------------------
Cornerstone Strategic            3/31/01            1.77%       2.11%                  -15.03%
Return Fund
-------------------------------------------------------------------------------------------------------------
Cornerstone Strategic            3/31/01            1.67%       1.97%                  -13.50%
Value Fund
-------------------------------------------------------------------------------------------------------------
Progressive Return Fund          4/19/01            1.63%       1.73%                   -9.75%
-------------------------------------------------------------------------------------------------------------
EIS Fund                        12/27/01            3.01%       3.01%                  -10.46%
-------------------------------------------------------------------------------------------------------------
                              As compared to The SMALLCap Fund managed by Deutsche Asset Management, Inc.
-------------------------------------------------------------------------------------------------------------
The SMALLCap Fund                 n/a               1.34%       1.34%                   -4.93%

-------------------------------------------------------------------------------------------------------------

In addition, the expense ratio of the M Class of shares of the Deutsche Small Cap Fund into which the Fund would reorganize (the "Open-End Fund") has an even lower total expense ratio than the Fund. The expense ratio for the M Class is estimated to be 1.14%, which is lower than your Fund's expense ratio and significantly lower than the expense ratios of the Cornerstone advised funds. There are no waivers or expense caps which Deutsche Asset Management, Inc. would need to impose to keep the ratio at 1.14%. Also, the reorganization would eliminate the discount to net asset value at which Fund shares trade.

For these reasons, we urge you to vote the WHITE proxy card FOR the reorganization and FOR the re-election of Messrs. Incandela and Greeley. Do not return any green proxy cards you may receive from Mr. Bradshaw as that would mean that you are voting with him which, we strongly believe, would not be in your best interest. If you have voted on the green proxy card because you did not have enough information at the time, you can reverse that vote by signing, dating and returning the WHITE proxy card.

Your vote is important no matter how many shares you own!

                                               Sincerely,


                                               Joseph J. Incandela
                                               Chairman

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Instructions for Voting Your Proxy

The SMALLCap Fund, Inc. offers shareholders three convenient ways of voting their proxies:
[_] By Telephone (using a touch-tone telephone)
[_] Through the Internet (using a browser)      [_] By Mail (traditional method)

Your telephone, fax or Internet vote authorizes the named Proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

---------------------
 TELEPHONE VOTING     Available only until 5:00 p.m. Eastern Daylight Time June
---------------------
                       4, 2002.

..   On a touch-tone telephone, call TOLL FREE 1-800-732-6167, 24 hours a day, 7 days a week
..   You will be asked to enter ONLY the Control Number shown below
..   Have your proxy card ready, then follow the prerecorded instructions
..   Your vote will be confirmed and cast as you directed

---------------------
 INTERNET VOTING      Available only until 5:00 p.m. Eastern Daylight Time June
---------------------
                      4, 2002.

..   Visit the Internet voting Website at http://proxy.georgeson.com
..   Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen
..   You will incur only your usual Internet charges

---------------------
 VOTING BY MAIL
---------------------

..   Simply sign and date your proxy card and return it in the postage-paid envelope






            --------------------               --------------------
               CONTROL NUMBER                     COMPANY NUMBER
            --------------------               --------------------


                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO THE SMALLCAP FUND, INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE `FOR' PROPOSALS 1 AND 2.

Please mark boxes in blue or black ink.

(1) To approve the reorganization of The SMALLCap Fund, Inc. (the "Fund") into the Deutsche Small Cap Fund, an open-end investment company (the "Small Cap Fund"), pursuant to an Agreement and Plan of Reorganization between the Fund and BT Investment Funds on behalf of Small Cap Fund and as described in the Proxy Statement. Under this Agreement, the Fund would transfer all of its assets to Small Cap Fund, an open-end investment company, in exchange for M Class shares of Small Cap Fund. These shares would be distributed proportionately to you and the other stockholders of the Fund. Small Cap Fund would also assume the Fund's stated liabilities, and the Fund would then be liquidated and dissolved;

         FOR   [_]            AGAINST  [_]         ABSTAIN [_]


(2) To elect as directors of the Fund: Joseph J. Incandela and Robert E. Greeley, for a term of three years and until their successors are duly elected and qualify;

FOR [_]                          WITHHOLD     [_]

         INSTRUCTION: To withhold authority for any individual nominee, strike a line through the nominee's name above.

(3) To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPLY USING THE ENCLOSED ENVELOPE.

________________________________________________________
(Title or Authority)

__________________________________________
(Signature)

__________________________________________
(Signature)

Dated: _______________________, 2002
(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

                                      PROXY

                             THE SMALLCAP FUND, INC.
                   One South Street, Baltimore, Maryland 21202

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
               1:00 P.M., Eastern Time, on Wednesday, June 5, 2002

The undersigned holder of common stock of the SMALLCap Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Fran Pollack-Matz and Daniel O. Hirsch, or either of them, with full power of substitution in each of them to attend the Annual Meeting of the Stockholders of the Fund to be held at the Omni Berkshire Place, 21 East 52/nd/ Street at Madison Avenue, New York, NY 10022, on June 5, 2002, at 1:00 p.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" each of the nominees for director and "for" the other proposal as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.